SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2004

SUNLINK HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12607	31-0621189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On February 24, 2004, SunLink Health Systems, Inc. (“SunLink”) issued a press release confirming that the Company is not for sale, re-stating the Company’s growth objectives and announcing a shareholder lawsuit. A copy of the press release issued by SunLink is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is filed with this Report:

Exhibit	Description
99.1	SunLink Health Systems, Inc. Press Release dated February 24, 2004, Confirming Company is not for Sale; Re-Stating Growth Objectives and Announcing Shareholder Lawsuit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Robert M. Thornton, Jr.

Name: Robert M. Thornton, Jr. Title: Chairman and Chief Executive Officer

Dated: February 25, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	SunLink Health Systems, Inc. Press Release dated February 24, 2004, Confirming Company is not for Sale; Re-Stating Growth Objectives and Announcing Shareholder Lawsuit